$4,000,000.00



                                 AMENDMENT NO. 1

                                       TO

                           LOAN AND SECURITY AGREEMENT

                      originally dated as of April 21, 1999

                                  by and among

                             ALLION HEALTHCARE, INC.
                              MAIL ORDER MEDS, INC.
                           CARE LINE OF NEW YORK, INC.

                                  ("BORROWER")

                                       and

                         HELLER HEALTHCARE FINANCE, INC.
                            F/K/A HCFP FUNDING, INC.

                                   ("LENDER")




                          Executed as of July 27, 2001
                       and effective as of April 21, 2001

                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT


           THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT") is executed as of this 27th day of July, 2001 and effective as of the 21st day of April, by and among ALLION HEALTHCARE, INC., a Delaware corporation f/k/a The Care Group, Inc. ("ALLION"), MAIL ORDER MEDS, INC., a Texas corporation ("MEDS") and CARE LINE OF NEW YORK, INC., a New York corporation, ("CARE LINE" and, collectively with Allion and Meds, "BORROWER"), and HELLER HEALTHCARE FINANCE F/K/A HCFP FUNDING, INC., a Delaware corporation ("LENDER").

                                    RECITALS

         WHEREAS, pursuant to that certain Loan and Security Agreement dated April 21, 1999 by and between Borrower and Lender (as previously amended, and as amended hereby and as further amended, modified and restated from time to time, the "LOAN AGREEMENT"), Lender agreed to make available to Borrower a revolving credit loan (the "LOAN").

         WHEREAS, the parties now desire to amend the Loan Agreement in accordance with the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrowers hereby agree as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined in this Amendment, all capitalized terms shall have the meanings assigned to such terms in the Loan Agreement.

         SECTION 2. EXTENSION OF TERM. Lender hereby agrees to extend the initial term of the Loan Agreement by one (1) year to and including April 21, 2002, subject to the terms and conditions of the Loan Agreement, including Lender's right to cease making Revolving Credit Loans to Borrower upon or after any Event of Default.

         SECTION 3.        AMENDMENTS TO LOAN AGREEMENT.

          (a) Section 2.8(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                           (a) Subject to Lender's right to cease making Revolving Credit Loans to Borrower upon or after any Event of Default, this Agreement shall be in effect for a period of three (3) years from the Closing Date, unless terminated as provided in this Section 2.8 (the "Term"), and this Agreement shall be renewed for one-year periods thereafter upon the mutual written agreement of the parties."

          (b) Section 2.8(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  "(c) Upon at least fifteen (15) days prior written notice to Lender (the "Termination Notice Period"), Borrower may terminate this Agreement before the end of the Term, provided that, at the effective date of such termination, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other Obligations owing under the terms of this Agreement and any other Loan Documents) as liquidated damages for the loss of bargain and not as a penalty, an amount equal to two percent (2%) of the Maximum Loan Amount."

         SECTION 4. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to such entity, and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its Collateral, free and clear of any lien or security interest in favor of any other person or entity.

          SECTION 5. INTENTIONALLY LEFT BLANK.

          SECTION 6. ENFORCEABILITY. This Amendment constitutes the legal, valid and binding obligation of each Borrower and Lender, and is enforceable against each Borrower and Lender in accordance with its terms.

          SECTION 7. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective upon satisfaction in full in Lender's discretion of all of the following:

                  (a) Lender's receipt of two (2) originals of this Amendment duly executed by an authorized officer of each entity comprising Borrower;

                  (b) Lender's receipt of a (i) Secretary's Certificate, (ii) Incumbency Certificate, (iii) Board of Directors Resolution and (iv) Certificate of Chief Financial Officer, in substantially the form provided to Borrower by Lender, for each entity comprising Borrower and duly executed as required by the terms of each such document;

                  (c) Lender's receipt of one (1) executed IRS Form 8821 for each entity comprising Borrower, which have been prepared by Lender and provided to Borrower for execution;

                  (d) Lender's receipt of completed Schedule 4.10 (re: taxes),
Schedule 4.16 (re: list of intellectual property, licenses), Schedule 7.4 (re: description of transaction re: Commonwealth Certified Home Care, Inc.) and
Schedule 8.1 (re: bankruptcy proceedings) to the Loan Agreement; and

                  (e) Lender's receipt of an executed third party legal opinion substantially in substantially the form previously provided to Borrower.

          SECTION 8. REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT.

                  (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

                  (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

          SECTION 9. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

          SECTION 10. HEADINGS. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          SECTION 11. COUNTERPARTS. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.







                            [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

                          LENDER:

                          HELLER HEALTHCARE FINANCE, INC.,
                          a Delaware corporation

                          By: /S/ HUMBERTO ESPADA
                            -----------------------------------
                          Name:   Humberto Espada
                          Title:  Vice President

                          BORROWERS:


                          ALLION HEALTHCARE, INC.,
                          a Delaware corporation

                          By: /S/ MICHAEL P. MORAN
                          ------------------------------
                          Name:  Michael P. Moran
                          Title: President and CEO


                          MAIL ORDER MEDS, INC.,
                          a Texas corporation

                          By: /S/ MICHAEL P. MORAN
                          ------------------------------
                          Name:  Michael P. Moran
                          Title: President and CEO


                          CARE LINE OF NEW YORK, INC.,
                          a New York corporation

                          By: /S/ MICHAEL P. MORAN
                          ------------------------------
                          Name:  Michael P. Moran
                          Title: President and CEO